Exhibit 99.2

CTG TECHNOLOGY AND INTELLECTUAL PROPERTY TRANSFER AGREEMENT

CTG技术和知识产权转让协议

Next Fuel Inc, a Nevada corporation (hereafter “Party A”) and Staring Holding (U.K.) Ltd (hereafter “Party B”) entered into the following agreement regarding the transfer of Party A’s BCTG (CTG) technology and related projects to Party B.

Next Fuel Inc是在美国内华达州注册的公司（以下称为甲方），与Staring Holding (U.K.) Ltd（以下称为乙方）就甲方向乙方转让甲方所有的BCTG（亦称CTG）技术和相关项目达成如下协议。

1.        Party A owns the Coal to Gas technology (also known as “CTG”, in situ coal to natural gas conversion through biogenic methods) and has been working on the technology commercialization; however, the anticipated volume of field gas production has not been able to be achieved at existing sites.  The owner of Party B, Mr. Guo Guangwei, has been the largest private investor and a BOD member of NXFI since 2011.  Another company that Mr. Guo represents, Future Fuel Limited (hereafter “FF”) had exclusive license of Party A’s CTG technology in China and Mongolia, which either party could terminate beginning on December 31, 2013.

甲方拥有原位生物转化煤至天然气的技术（亦称为CTG技术）并致力于该技术的商业化应用，但是现有项目场地尚未取得预期的产气量。乙方的所有人郭广伟先生从2011年起即是甲方最大的私人投资者和董事会成员。郭先生代表的另外一家公司，即Future Fuel Limited（以下称为FF）拥有甲方CTG技术在中国和蒙古的独家使用许可。甲方和乙方任何一方都可以在2013年12月31日之后终止这一许可。

2.        Due to the fact that the CTG technology has not been able to achieve field production as expected and Party A lacks the financial resources to continue to incur the expenses of implementing the CTG technology at multiple sites around the world, Party A has decided to change its line of business away from CTG, and transfer the CTG technology to Party B.  Party B agreed to accept the technology.

由于CTG技术尚未能够取得预期的实地产气量以及甲方缺少在世界多处场地继续实施该技术所需资金，甲方决定不再从事与CTG有关的业务并且将CTG技术转让给乙方。乙方同意接受该项技术。

3.        Party A will transfer the CTG technology to Mr. Guo’s company (Staring Holding U.K. Limited), the terms include the return of 600,000 shares of Party A stock that Mr. Guo’s owns to Party A and Mr. Guo will (as cause his business associates who own Party A shares) execute and deliver an agreement that terminates all Registration Rights Agreements with Party A.

甲方将向郭先生的公司（Staring Holding U.K. Limited）转让CTG技术。转让条款包括向甲方退回郭先生所拥有的600,000股甲方的公司股票，并且郭先生（以及与郭先生有关联的甲方股票持有人）将执行并递交一个终止所有和甲方业已签署的股票注册权利协议（Registration Rights Agreements）的协议。

4.        Party A hereby transfers the CTG technology as described on Exhibit A to this Agreement (the "CTG Technology") to Party B "as is" without any representations or warranties, including without representations as to patentability, infringement, safety, efficacy or compliance with applicable laws, rules and regulations.

甲方向乙方转让本协议附件A所描述的CTG技术并不附带任何声明与保证，包括不附带有关可专利性、侵权、安全、功效或与相关法律法规相符的声明。

The CTG Technology being transferred shall include the "Transferred Intellectual Property" to date as on Exhibit A, and the agreements listed on Exhibit B that grant third parties rights under the CTG technology (the "Assumed Contracts").  Party B hereby assumes all obligations of Party A under such Assumed Contracts and hereby indemnifies Party A from and against any claims by third parties under the Assumed Contracts that arise on or after the signature date of this Transfer Agreement.

被转让的CTG技术包括附件A中列出的现有的 “被转让的知识产权”、以及列入本协议附件B中的与第三方签署的CTG技术使用许可协议（即“承担合同”）。乙方承担甲方在这些合同下的责任义务并且免除甲方在本转让协议签字日之后可能发生的由这些合同所引起纠纷中的责任。

Party A hereby agrees not to disclose to third parties any information included in the Transferred Intellectual Property for as long as the same remain trade secrets, except that Party A may disclose the same (i) to potential partners, customers, customers and licensees in exercising the license rights granted in Section 8 of this Agreement provided such person(s) enter into reasonable non-disclosure agreements; (ii) to defend against any lawsuit or other claim; or (iii) to comply with environmental and other applicable laws rules and regulations and any court or governmental agency order.

只要此次被转让的知识产权仍是商业秘密，甲方同意除以下情况外不向第三方透露任何有关技术信息：（1）在执行本协议第8条所赋予的许可中需要向合作伙伴、客户以及下级被许可方透露相关信息的情况，前提是这些合作伙伴或客户等签署适当的保密协议；（2）在甲方应对诉讼和其它纠纷的过程中；（3）为了符合环保和其它相关法律法规以及遵守法院或政府部门的命令。

Party A agrees to take reasonable steps to assure the compliance of its employees with the confidentiality obligations of Party A hereunder.

甲方同意采取适当的措施确保其员工满足甲方在本协议下的保密义务。

6.        Starting from the signature date, Party A agrees not to conduct business using the CTG Technology outside of the USA.  Party A agrees to immediately remove restrictions on its staff and allow them to independently provide CTG related technical service to Party B and its designated entities and collaborators.  Any use by Party A of the CTG Technology Party A conducts in the USA shall be limited to the license awarded by Party B to Party A.

从本协议签字之日起，甲方同意不再在美国之外从事CTG技术相关的业务。甲方同意马上解除针对其员工的限制以使其员工可以独立向乙方和乙方指定的实体以及合作者提供CTG相关的技术服务。甲方在美国使用CTG技术将受乙方对甲方许可的限制。

7.        Party A agrees to provide continued technical service until June 1, 2014 (staff located in China and not to exceed 3 international person-trips) as part of the transfer.  During such period the technical service shall be free of charge to Party B, except that Party B shall pay all domestic travel and other expenses within China.  Party A agrees to coordinate with Party B to schedule such transfer services to minimize its impact the progress of Party B’s projects and clients.

作为此次技术转让的一部分，甲方同意继续提供技术服务至2014年6月1日（甲方在中国的员工和不超过3人次的国际旅行）。在此其间乙方不需为这类技术服务支付除甲方员工在中国国内的差旅费用和其它在中国发生的费用之外的费用。甲方同意和乙方协调计划此次转让中的技术服务，以便将对乙方项目和客户的影响降至最低。

8.        Party B hereby grants to Party A an exclusive license within the United States of America (including all its territories and commonwealths) to the Transferred Intellectual Property.  Such license shall be royalty free with respect to all contracts entered into by Party A on or before August 1, 2014.  The parties herby agree to negotiate a reasonable royalty or other compensation for Party B for contracts signed by Party A after August 1, 2014 and milestones with minimum production units that will apply to continuation of the license rights after such date.

乙方同意授予甲方美国之内（包括领地和属地）被转让知识产权的独家使用权。如果甲方在2014年8月1日（含）之前与其客户达成合同，则甲方不需向乙方支付技术使用费。甲乙双方同意就2014年8月1日之后的技术使用费以及乙方为维持持续的技术使用许可所需完成的产气单元的最少数目进行磋商。

9.        Party A agrees to nominate Mr. Guo Guangwei for re-election to Party A's Board of Directors at the next annual meeting of shareholders of Party A, subject to Mr. Guo complying with all policies and all laws, rules and regulations that are then applicable to members of Party A's Board of Directors.

甲方同意在其下一次股东年会上提名郭广伟先生为甲方董事会的董事，前提是郭先生遵守和符合其时适用于所有甲方董事的政策、法律和规定。

10.1    This agreement shall be effective on the date it is executed by both parties

This Agreement is written in both English and Chinese and both versions shall have the equal effect.  The parties hereto acknowledge that this Agreement sets forth the entire agreement and understanding of the parties hereto as to the subject matter hereof, and will not be subject to any change or modification except by the execution of a written instrument subscribed to by the parties hereto.

本协议在甲乙双方开始执行之日起生效。本协议由英文和中文书写，两种语言具有相同的效力。甲乙双方明白本协议代表了双方对此次技术转让事宜的理解并且包含了有关本次技术转让的全部条款，除双方书面认可之外本协议不会做任何修改。

10.2    Payments, Notices and Other Communications.  Any payment, notice, or other communication pursuant to this Agreement will be sufficiently made or given on the date of mailing if sent to such party by overnight courier (e.g. Federal Express) or bank deposit, addressed to it at its address below or as it will designate by written notice given to the other party at the address on the signature page of this Agreement.

有关本协议的所有付款、通知或其它通讯应在付款或特快专递（比如联邦快递）邮寄之日及时、明确地告知对方。告知时应使用以下地址，或任何一方将来书面指定的通讯地址（需向对方在本协议的签名页所列地址告知）。

10.3    Severable.  The provisions of this Agreement are severable, and in the event that any provision of this Agreement will be determined to be invalid or unenforceable under any controlling body of law, such invalidity or unenforceability will not in any way affect the validity or enforceability of the remaining provisions hereof.

本协议条款可以分割。如果本协议的任何条款由于与适用法律相抵触而导致无效或无法执行，本协议其它条款的有效性和可执行性不受影响。

10.4    Waiver.  The failure of either party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement will not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition by the other party.

甲乙双方任何一方如果未及时依据本协议向对方申索某项权利或者坚持要求对方履行本协议的某一条款并不意味着放弃该项权利或免除对方继续违反协议条款的责任。

10.5    Successors.  This Agreement will be binding and inure to the benefit of the parties hereto and their respective affiliates, and permitted successors and assigns.

本协议对甲乙双方及其各自的关联人、经许可的继承人和指定人有效。

10.6    No Third Party Beneficiaries.  The representations, warranties, covenants, and undertakings contained in this Agreement are for the sole benefit of the parties hereto and their permitted successors and assigns and such representations, warranties, covenants, and undertakings will not be construed as conferring any rights on any other party.

本协议所包含的声明、保证、契诺和承诺仅对甲乙双方以及各自的经许可的继承人和指定人有效。这些声明、保证、契诺和承诺并不意味向任何其他人转移任何权利。

10.7    Not A Partnership.  Nothing contained in this Agreement will be deemed to place the parties hereto in a partnership, joint venture or agency relationship and neither party will have the right or authority to obligate or bind the other party in any manner.

本协议内容并不令甲乙双方进入一种合伙、合资或代理的关系，甲乙双方任何一方都无权对对方进行相应的约束。

10.8    Counterparts.  This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument.

本协议可以有一个或更多副本。每一个副本也被视为原件。所有副本构成同一个、一样的文件。

10.9    Consultation with Legal Counsel. Each party has consulted its own counsel during the drafting of this Agreement and agrees that in the event of a dispute the language of this Agreement will not be deemed to have been drafted by either individual party.

甲乙双方在起草本协议的过程中都咨询了各自的律师。甲乙双方同意如果产生纠纷，双方认同本协议的措辞由双方共同确定。

10.11  Applicable Laws and Venue. This Agreement and all disputes related to this Agreement shall be governed by the laws of the State of Wyoming, except for any laws of that State which would cause the laws of any other jurisdiction to apply.  Any claim or dispute arising between the parties regarding the terms or performance of this Agreement will be adjudicated in the state or federal courts of Wyoming, and both parties consent to the exclusive jurisdiction of such courts.  Venue will lie only in a federal or state court located in the State of Wyoming.

本协议以及相关纠纷受美国怀俄明州的法律管辖，除非怀俄明州的法律规定其它地方具有司法管辖权。甲乙双方有关本协议的纠纷将由怀俄明州的州法院或联邦法院解决，双方认同这些法院的排他性司法管辖权。司法诉讼地必须是怀俄明州内的州或联邦法院。

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IN WITNESS WHEREOF, the Parties have executed and delivered this CTG Technology and Intellectual Property Transfer Agreement as of February 15, 2014.

甲乙双方在2014年2月15日执行并递交本CTG技术和知识产权转让协议。

Next Fuel, Inc.		Staring Holding (U.K.) Ltd

By:	/s/ Robert Craig	By:	/s/ Guo Guangwei
Name:	Robert Craig	Name:	Guo Guangwei
Title:	CEO	Title:	Founder

EXHIBIT A
TO
CTG TECHNOLOGY AND INTELLECTUAL PROPERTY TRANSFER AGREEMENT

CTG技术和知识产权转让协议附件A

CTG Technology and Transferred Intellectual Property:

CTG技术和被转让的知识产权：

1.        U.S. Patent Application No. 13/208,400 for "Systems and Methods for Enhancing Coal Bed Methane Recovery."

申请号为13/208,400“增强煤层甲烷收集的系统和方法”的美国专利申请。

2.        Any and all data, know-how and show-how relating to in situ enhanced biogenic methane production from coal that the Party A owns or has any other license right however acquired.  Included without limitation is technology relating to such methane production through injection of amendments into an in situ coal bed, and recirculating of such amendments into the bed to generate methane from materials in the in situ coal bed, and including extraction and recovery of the methane from such in situ coal bed.

所有有关增强由煤原位生产生物源甲烷的数据和技术秘密，无论是甲方拥有或通过授权获取的，包括通过向原位煤层注入添加剂并在煤层中循环这些添加剂以利用原位煤层中的物质产生甲烷，以及从该原位煤层中提取和收集甲烷。

EXHIBIT B
TO
BCTG TECHNOLOGY AND INTELLECTUAL PROPERTY TRANSFER AGREEMENT

CTG技术和知识产权转让协议附件B

The Assumed Contracts are

承担合同包括：

License Agreement dated as of March 31, 2012 between Next Fuel, Inc. and Future Fuel Limited, British Virgin Islands limited liability company incorporated by reference from Exhibit 99.2 to the Company's Current Report on Form 8-K filed with the Commission on April 20, 2012.

甲方和Future Fuel Limited（一家英属维尔京群岛有限责任公司）之间在2012年3月31日签署的授权协议，在2012年4月20日甲方提交给美国证监局的Form 8-K的附件99.2中做过披露。

Amendment No. 1 dated as of April 1, 2012 to License Agreement dated as of March 31, 2012 between Next Fuel, Inc. and Future Fuel Limited, British Virgin Islands limited liability company incorporated by reference from Exhibit 99.3 to the Company's Current Report on Form 8-K filed with the Commission on April 20, 2012.

甲方和Future Fuel Limited（一家英属维尔京群岛有限责任公司）之间在2012年4月1日签署的有关2012年3月31日授权协议的1号补充协议，在2012年4月20日甲方提交给美国证监局的Form 8-K的附件99.3中做过披露。

Amendment No. 2 dated as of April 1, 2012 to License Agreement dated as of March 31, 2012 between Next Fuel, Inc. and Future Fuel Limited, British Virgin Islands limited liability company individuals incorporated by reference from Exhibit 10.31 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 filed with the Commission on May 15, 2012.

甲方和Future Fuel Limited（一家英属维尔京群岛有限责任公司）之间在2012年4月1日签署的有关2012年3月31日授权协议的2号补充协议，在2013年5月15日甲方提交给美国证监局的Form 10-Q的附件10.31中做过披露。